Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,719,541.22
Previously Paid Amount	0
Total Fee Amount	7,142.49
Total Offset Amount	0
Net Fee	$ 7,142.49